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                                                               Exhibit 10.139




                   FOURTH AMENDMENT TO RENEWAL PROMISSORY NOTE

         THIS FOURTH AMENDMENT TO RENEWAL PROMISSORY NOTE is made and entered into by and among AMSOUTH BANK (the, "Bank") and DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note dated October 1, 2000, in the original principal amount of NINE MILLION FOUR HUNDRED TWELVE THOUSAND THREE HUNDRED EIGHTY THREE AND 87/100 ($9,412,383.87) DOLLARS, as amended by the First Amendment to Renewal Promissory Note executed by Borrower in December, 2000, as amended by that Second Amendment to Renewal Promissory Note executed by Borrower and Bank effective as of December 15, 2002, as further amended by that Third Amendment to Renewal Promissory Note executed by Borrower and Bank to be effective as of July 11, 2003 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from January 9, 2004 to April 16, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.





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         IN WITNESS WHEREOF, this instrument has been executed on the ___ day of
______________, 2004 to be effective on the 9th day of January, 2004.

                                  BORROWER:

                                  DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company


                                  By: /s/ William R. Council, III
                                      -----------------------------------------

                                          Name: William R. Council III
                                                -------------------------------
                                          Title: President
                                                 ------------------------------

                                  BANK:

                                  AMSOUTH BANK


                                  By: /s/ Tim McCarthy
                                      -----------------------------------------
                                       Tim McCarthy, Vice President




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